Accrued Expenses and Other Current Liabilities (Detail) In Thousands, unless otherwise specified	Dec. 31, 2012 USD ($)	Dec. 31, 2012 CNY	Dec. 31, 2011 CNY
Accrued Expenses and Other Current Liabilities [Line Items]
Advances from customers	$ 99	616	564
Accrued payroll and welfare payable	2,608	16,251	10,053
Business tax, value-added tax and other taxes payable	207	1,287	3,802
Accrued initial public offering costs			2,010
Others	231	1,443	1,148
Total	$ 3,145	19,597	17,577